Susan E. Alderton
                                                       Chief Financial Officer
                                                                (281) 423-3332


                                                                  EXHIBIT 99.1






FOR IMMEDIATE RELEASE


              NL INDUSTRIES, INC. ANNOUNCES SECOND QUARTER DIVIDEND


     HOUSTON, TEXAS - May 11, 2000 - NL Industries, Inc. (NYSE:NL) announced that its Board of Directors has declared a regular quarterly dividend of fifteen cents per share on its common stock, payable June 30, 2000 to shareholders of record June 15, 2000.

     NL Industries, Inc. is a major international producer of titanium dioxide pigments.


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